UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2021

FORTRESS VALUE ACQUISITION CORP. IV

(Exact name of registrant as specified in its charter)

Delaware	001-40219	85-3271127
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas 46th Floor New York, NY 10105		10105
(Address of principal executive offices)		(Zip Code)

(212) 798-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-eighth of one redeemable warrant	FVIV.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	FVIV	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	FVIV WS	New York Stock Exchange

☒

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events.

On March 18, 2021, Fortress Value Acquisition Corp. IV (the “Company”) consummated its initial public offering (the “IPO”) of 60,000,000 units (the “Units”) of the Company. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Common Stock”), and one-eighth of one redeemable warrant of the Company, each whole warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share. The Units were sold at a price of $10.00 per share, generating gross proceeds to the Company of $600,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 7,500,000 warrants (the “Private Placement Warrants”) at a purchase price of $2.00 per Private Placement Warrant, to the Company’s sponsor, Fortress Value Acquisition Sponsor IV LLC (the “Sponsor”), generating gross proceeds to the Company of approximately $15,000,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that, so long as they are held by the Sponsor or its permitted transferees: (i) they will not be redeemable by the Company (except in certain redemption scenarios when the price per share of Common Stock equals or exceeds $10.00 (as adjusted)), (ii) they (including the shares of Common Stock issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of the Company’s initial business combination, (iii) they may be exercised by the holders on a cashless basis, and (iv) they (including the shares of Common Stock issuable upon exercise of these warrants) are entitled to registration rights.

A total of $600,000,000, comprised of the proceeds from the IPO and the sale of the Private Placement Warrants, were placed in a U.S.-based trust account at JP Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, if any, the proceeds from the IPO will not be released from the trust account until the earliest to occur of: (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly tendered in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provisions relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of all of the Company’s public shares if the Company has not completed its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On March 15, 2021, in connection with the IPO, the Company filed its previously approved Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware and entered into the following agreements previously filed as exhibits to the Company registration statement (File No. 333-253306):

•	A Warrant Agreement, dated March 15, 2021, between the Company and Continental Stock Transfer & Trust Company.

•	An Investment Management Trust Agreement, dated March 15, 2021, between the Company and Continental Stock Transfer & Trust Company.

•	A Registration Rights Agreement, dated March 15, 2021, among the Company, the Sponsor and certain other security holders named therein.

•	A Private Placement Warrants Purchase Agreement, dated March 15, 2021, between the Company and the Sponsor.

•	An Administrative Services Agreement, dated March 15, 2021, between the Company and FIG LLC.

•	A Letter Agreement, dated March 15, 2021, between the Company, the Sponsor and the Company’s officers and directors.

•	An Indemnity Agreement, dated March 15, 2021, between the Company and Joshua A. Pack.

•	An Indemnity Agreement, dated March 15, 2021, between the Company and Andrew A. McKnight.

•	An Indemnity Agreement, dated March 15, 2021, between the Company and Daniel N. Bass.

•	An Indemnity Agreement, dated March 15, 2021, between the Company and Micah B. Kaplan.

•	An Indemnity Agreement, dated March 15, 2021, between the Company and Alexander P. Gillette.

•	An Indemnity Agreement, dated March 15, 2021, between the Company and Marc Furstein.

•	An Indemnity Agreement, dated March 15, 2021, between the Company and Leslee Cowen.

•	An Indemnity Agreement, dated March 15, 2021, between the Company and Claudio Reyna.

On March 15, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated March 15, 2021, between the Company and Continental Stock Transfer & Trust Company.

10.1	Investment Management Trust Agreement, dated March 15, 2021, between the Company and Continental Stock Transfer & Trust Company.

10.2	Registration Rights Agreement, dated March 15, 2021, among the Company, the Sponsor and certain other security holders named therein.

10.3	Private Placement Warrants Purchase Agreement, dated March 15, 2021, between the Company and the Sponsor.

10.4	Administrative Services Agreement, dated March 15, 2021, between the Company and FIG LLC.

10.5	Letter Agreement, dated March 15, 2021, between the Company, the Sponsor and the Company’s officers and directors.

10.6	Indemnity Agreement, dated March 15, 2021, between the Company and Joshua A. Pack.

10.7	Indemnity Agreement, dated March 15, 2021, between the Company and Andrew A. McKnight.

10.8	Indemnity Agreement, dated March 15, 2021, between the Company and Daniel N. Bass.

10.9	Indemnity Agreement, dated March 15, 2021, between the Company and Micah B. Kaplan.

10.10	Indemnity Agreement, dated March 15, 2021, between the Company and Alexander P. Gillette.

10.11	Indemnity Agreement, dated March 15, 2021, between the Company and Marc Furstein.

10.12	Indemnity Agreement, dated March 15, 2021, between the Company and Leslee Cowen.

10.13	Indemnity Agreement, dated March 15, 2021, between the Company and Claudio Reyna.

99.1	Press Release, dated March 15, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Value Acquisition Corp. IV
Date: March 18, 2021	By:	/s/ Alexander P. Gillette
	Name:	Alexander P. Gillette
	Title:	General Counsel and Secretary

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